Exhibit 10 (c)




                    SCHEDULE OF AGREEMENTS WITH EXECUTIVE OFFICERS
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                 The Company has entered into agreements with the following individuals. Such agreements are substantially identical in all material respects to the form of agreement set forth in Exhibit (10) (h).

                                        George R. Bennyhoff

                                        Jerry E. Dorsey

                                        Steven A. Ellers

                                        John R. Gailey III

                                        Stephen M. Heumann

                                        Lawrence P. Higgins

                                        Donald E. Morel Jr.

                                        Anna Mae Papso